                                POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                            /s/ John F. Akers
                                                ----------------------------
                                                John F. Akers

Dated:  March 20, 2000

                                POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                             /s/ Ronald C. Cambre
                                                 ----------------------------
                                                 Ronald C. Cambre

Dated:  March 20, 2000

                                POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                             /s/ Marye Anne Fox
                                                 ----------------------------
                                                 Marye Anne Fox

Dated:  March 21, 2000

                                POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                             /s/ John J. Murphy
                                                 ----------------------------
                                                 John J. Murphy

Dated:  March 17, 2000

                                POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                            /s/ Thomas A. Vanderslice
                                                ----------------------------
                                                Thomas A. Vanderslice

Dated:  March 18, 2000

                                POWER OF ATTORNEY

         The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 1999, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                           /s/ Paul J. Norris
                                               ----------------------------
                                               Paul J. Norris

Dated:  March 23, 2000